Exhibit 10.332

CONFIDENTIAL	REDACTED VERSION

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION.  CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMENDMENT NO. 6 TO

AGREEMENT

This Amendment No. 6 (“Amendment No. 6”) effective as of January 1, 2004 (the “Amendment Effective Date”) to that certain Agreement between Gen-Probe Incorporated, a Delaware corporation (“Gen-Probe”) and Chiron Corporation, a Delaware corporation (“Chiron”) dated as of June 11, 1998, as amended from time to time as of the Amendment Effective Date (the “Agreement”).

Recital

Chiron and GenProbe wish to make certain changes and clarifications to their respective rights and obligations under the Agreement for the revenue sharing and accounting thereto relating to the Tigris Instrument all in accordance with the terms and conditions of this Amendment No. 6.  Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

Agreement

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this Amendment No. 6, the parties agree as follows:

1.             Amendments.

1.1          Amendment to Definition of Net Sales.  The first full paragraph of Section 1.46 (Net Sales) of the Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following

“Net Sales” shall mean with respect to any Product(s), except as otherwise provided in this Section 1.46, on a per unit basis where applicable and in the aggregate where applicable, the gross sales price of such Product(s) invoiced by any of (i) Chiron, (ii) Chiron’s Affiliates, (iii) Gen-Probe, (iv) CDS or, (v) only as to Blood Screening Assays, [***], (all of which are individually referred to hereafter in this Section 1.46 as “Seller”) following shipment to unaffiliated Third Parties less, to the extent actually paid or accrued by such Seller (a) discounts, rebates or chargebacks actually allowed and taken, to the extent consistent with industry practices and price reductions given for similar products by such Seller; and/or (b) amounts repaid or credited by reason of rejection, spoilage, expiration or return; and/or (c) to the extent separately stated on purchase orders, invoices or other documents of sale, taxes levied on and/or other governmental charges made as to production, or transportation or insurance charges; and/or (d) charges for freight, handling and transportation; and/or (e) sales, use and value-added taxes and other similar taxes incurred and separately stated on invoices; and/or (f) customs duties, surcharges and other governmental charges incurred in exporting or importing such

Product.  Transfer to any unaffiliated Third Party of a Blood Screening Instrument qualifying for sale treatment under generally accepted accounting principles (GAAP) will be deemed to be a “sale” for purposes of this Agreement, including without limitation the calculation of “Net Sales” under this Section 1.46 and the compensation due Gen-Probe on account of sales under Section 3.3.6 (including Sections 3.3.6(b) and (c)).

1.2          Additional Provisions for Net Sales.  Section 1.46 is further modified by adding new Sections 1.46.5 and 1.46.6 immediately following the end of Section 1.46.4:

1.46.5      With respect to Blood Screening Assays and Future Blood Screening Assays sold concurrently or in connection with the placement of Tigris Instruments [***] under any arrangement where the cost of the Tigris Instrument is included in the price of such Blood Screening Assays or Future Blood Screening Assays, i.e., without separate charge to the Customer for any such Tigris Instrument, Net Sales shall be calculated in accordance with this Section 1.46.5.  With respect to such Blood Screening Assays and Future Blood Screening Assays, “Net Sales” shall mean the gross sales price of such Blood Screening Assays and/or Future Blood Screening Assays less the cost of such Tigris Instrument, where the Tigris Instrument has been provided by Chiron or its Affiliates without separate charge to the Customer using such Tigris Instrument (the “Applicable Site”), as follows:

(a)           For purposes of calculating “Net Sales” under this Section 1.46.5, Tigris Instrument “cost” shall be (i) an amount equal to the Transfer Price actually paid to Gen-Probe by Chiron for such Tigris Instrument, amortized over a period of not less than five (5) years and applied pro-rata to such period for which Net Sales is calculated, and (ii) all shipping costs associated with initial delivery of such Tigris Instrument to the Applicable Site, to the extent shipping costs are permitted to be deducted under Section 3.3.6(a) hereof.

(b)           Chiron may apply the deductions described in this Section 1.46.5 only if the Applicable Site screens at least [***] ([***]) donations per calendar year.

(c)           Subject to the foregoing, Chiron may apply all deductions set forth in this Section 1.46.5(c) with respect to Net Sales of the Ultrio Assay Product (as defined in the Future Blood Screening Assay – Ultrio Addendum entered into between the parties effective as of January 1, 2001) only if (i) with respect to Applicable Sites that use pools greater than or equal to [***], the per donation price exceeds [***] dollars ($[***]) per donation (where Chiron does not separately charge for any Blood Screening Instrument), and (ii) with respect to Applicable Sites that use pools less than [***] and sites that perform IDT testing, the per donation price exceeds [***] dollars ($[***]) per donation (where Chiron does not separately charge for any Blood Screening Instrument).  If the donation prices are less than [***] dollars ($[***]) for Applicable Sites using pools greater than or equal to [***] and [***] dollars ($[***]) for Applicable Sites using pools less than [***] or that perform IDT testing, the following pro rata deductions shall be applied based on the corresponding price per donation:

Percentage of deduction (described in Section 1.46.5 above) allowed	Pools of [***] (or greater)			Pool size less than [***] (including IDT)
100%	$	[***]	per donation	$	[***]	per donation
75%	$	[***]		$	[***]
50%	$	[***]		$	[***]
25%	$	[***]		$	[***]

The foregoing deductions in this clause (c) may be applied by Chiron solely to the Ultrio Assay Product.  The parties shall meet and negotiate in good faith a schedule of allowable deductions applicable to any other Future Blood Screening Assays.

(d)           Chiron shall provide to Gen-Probe, no later than thirty (30) days following the end of a calendar year, an annual report approved by the Vice President of Finance and Operations for Chiron Blood Testing, that (i) identifies with specificity the number of Blood Screening Assays and Future Blood Screening Assays sold concurrently or in connection with the placement of Tigris Instruments outside the U.S. or Canada, and the applicable deductions permitted pursuant to clause (c) above, and (ii) describes in reasonable detail the location and information evidencing that the standards described in clause (c) above applicable thereto have been met.  Gen-Probe shall have the right to audit the books and records of Chiron to determine the accuracy and sufficiency of any such report in accordance with this Agreement not more than once every other year.

1.46.6      With respect to Tigris Instruments that were originally placed at an Applicable Site under an operating lease, reagent rental agreement or similar arrangement [***] which are subsequently sold by Chiron or its Affiliates to the Applicable Site, Net Sales shall mean the gross sales price of such Tigris Instrument (less any applicable deductions described in subparagraphs (a) through (c) of Section 1.46.5), calculated as follows:

gross sales price = (A/B) x [***], where

‘A’ is the actual sales price for such Tigris Instrument invoiced by Seller; and

‘B’ is the remainder of [***] minus the number of months the Tigris Instrument was placed in service under the operating lease, reagent rental agreement or similar arrangement.

By way of an example but not limitation, if the Tigris Instrument was placed in service under an operating lease, reagent rental agreement or similar arrangement for [***] months and then purchased for $[***], the gross sales price of such Tigris Instrument for purposes of the Net Sales under this Section 1.46, shall be equal to [($[***]) x [***]] = $[***] (less any applicable deductions described in subparagraphs (a) through (c) of Section 1.46.5).

1.3          Amendment to Definition of “Transfer Price”.  For purposes of the Blood Screening Products (but not the Clinical Diagnostic Products), Section 1.58.8 (Transfer Price) of the Agreement is hereby deleted in its entirety and restated to read as follows:

1.58.8      The “Transfer Price” for the Tigris Instrument shall be calculated in accordance with this Section 15.8.8.  Prior to the date Chiron, its Affiliates and the Major Distributor has received aggregate Net Sales from the sale or placement of Blood Screening Instruments equal to the Blood Screening Instrument Cap (as defined in Section 3.3.6(b) below), the Transfer Price for each Tigris Instrument shall be equal to the lesser of (a) [***] and [***] dollars ($[***]), or (b) the amount [***] to Gen-Probe by its manufacturer.  After Chiron, its Affiliates and the Major Distributor has received aggregate Net Sales from the sale or placement of Blood Screening Instruments equal to the Blood Screening Instrument Cap, the Transfer Price for each Tigris Instrument shall be equal to the amount [***] to Gen-Probe by its manufacturer.  The Transfer Price for any Blood Screening Instrument, other than the Tigris Instrument and the Leader/Magnetic Separation Instrument, shall be negotiated between the parties concurrently with the negotiation of any development program for such other Blood Screening Instrument pursuant to Section 3.3.1 (Development Program) or as part of the offer described in Section 3.3.8 (Other Blood Screening Instruments).

1.4          Amendment to Transfer Price.  For purposes of the Blood Screening Products (but not the Clinical Diagnostic Products), Section 3.3.6(a) (Transfer Price) of the Agreement is hereby amended and restated in its entirety as follows:

(a)           Transfer Price; Shipping.  Within thirty (30) days of invoice, Chiron shall pay to Gen-Probe the Transfer Price for each Blood Screening Instrument purchased by Chiron, its Affiliates or the Major Distributor.  Chiron shall pay all shipping costs for such Blood Screening Instrument from Gen-Probe’s manufacturer’s warehouse to the location requested by such Seller.  From and after the date Chiron, its Affiliates and the Major Distributor has received aggregate Net Sales from the sale or placement of Blood Screening Instruments in the United States and Canada equal to the Blood Screening Instrument Cap, Chiron may deduct shipping costs actually paid by any Seller (other than Gen-Probe or CDS) in calculating Net Sales.

1.5          Amendment to Instrument Sales in the United States and Canada.  For purposes of the Blood Screening Products (but not the Clinical Diagnostic Products), Section 3.3.6(b) (Instrument Sales in the United States and Canada) of the Agreement is hereby amended and restated in its entirety as follows:

(b)           Instrument Sales in the United States and Canada.

                (i) Chiron, its Affiliates and the Major Distributor (as applicable) shall be entitled to retain an aggregate amount of Net Sales (including lease revenues and instrument placement fees) from the sale or placement of Blood Screening Instruments by Chiron, its Affiliates or the Major Distributor in the United States or Canada, (the “Blood Screening Instrument Cap”).  The Blood Screening Instrument Cap shall be a dollar amount equal to [***] the [***] actual Transfer Price of the Tigris Instruments sold to Chiron (such average actual Transfer Price to be calculated from time-to-time until such time as Chiron, its Affiliates and the Major Distributor (as applicable) have retained an aggregate amount of Net Sales of Blood Screening Instruments equal to the Blood Screening Instrument Cap).  (By way of example, and not by way of limitation, if the Transfer Price for each Tigris Instrument is $[***] then the Blood Screening Instrument Cap is [***] and [***] dollars ($[***]); or if the Transfer Price for ten Tigris Instruments is $[***] and for [***] Tigris Instruments is $[***], then the Blood Screening Instrument Cap is [***] $[***] or $[***]).

                (ii) After Chiron, its Affiliates and the Major Distributor have received Net Sales from the sale or placement of Blood Screening Instruments equal to the Blood Screening Instrument Cap, within forty-five (45) days after the end of each fiscal quarter, Chiron shall pay to Gen-Probe an amount equal to [***] percent ([***]%) of (A) Net Sales of each Blood Screening Instrument sold by Chiron, its Affiliates or the Major Distributor to independent customers in the United States and Canada during such fiscal quarter, less (B) the Transfer Price actually paid to Gen-Probe for each Blood Screening Instrument included with the calculation of Net Sales for such fiscal quarter.

1.6          Instrument Service Revenues.  Section 3.3.6(d) (Service Revenues) of the Agreement (as it was modified by paragraph D of the Settlement Agreement) is hereby amended and restated in its entirety as follows:

Chiron may exclude from Net Sales all revenues received by Chiron in consideration for providing instrument maintenance and repair service for Blood Screening Instruments, including TECAN Genesis automatic pipetting stations (whether deemed part of a Blood Screening Instrument or not), regardless of the form of the instrument transfer (sale, lease, or rental), location (U.S./Canada or foreign), party providing instrument (Chiron or Third Party), or party providing service (Chiron or Third Party service provider).  Chiron shall charge no more for such services than commercially reasonable values for the diagnostic and/or blood screening markets consistent with standard industry practice in those markets.

2.             Effect of Amendment.

2.1          No Effect of Clinical Diagnostic Products.  This Amendment No. 6 is effective as between Chiron and Gen-Probe with respect to Blood Screening Products only, and nothing herein shall affect any rights or obligations of Gen-Probe or Bayer with respect to Clinical Diagnostic Products.

2.2          TECAN Instruments.  Nothing herein is intended to amend provisions applicable to the sales or placements of TECANs (as defined in paragraph C of the Settlement Agreement between the parties dated November 16, 2001 (the “Settlement Agreement”)).  The provisions of paragraph C of the Settlement Agreement control the placement and sale of TECAN Instruments, and the sharing of revenues therefrom.

2.3          Settlement Agreements.  The provisions of this Amendment No. 6 are intended to, and hereby, supercede any provisions in the Definitive Written Settlement Agreement entered into by and between the parties, dated December 5, 2001, and the Short Form Agreement entered into by and between the parties, dated November 16, 2001, on the same subject matter.  Except as expressly set forth in this Amendment No. 6, all other terms and conditions of the Agreement, the parties’ Definitive Written Settlement Agreement, dated December 5, 2001, and the Short Form Agreement, dated November 16, 2001, are hereby ratified and shall continue in full force and effect.  In the event of a conflict between the terms of this Amendment No. 6 and the Agreement, the terms of this Amendment No. 6 shall control.

2.4          No Other Amendment.  Except as is set forth in this Amendment No. 6, all other terms and conditions of the Agreement shall continue in full force and effect.

3.             Counterparts.  This Amendment No. 6 may be executed in counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 6 to be executed effective as of the Amendment Effective Datand the persons signing below warrant that they are duly authorized to sign for and on behalf of the respective parties.

Gen-Probe:		Chiron:

GEN-PROBE INCORPORATED, a Delaware corporation		CHIRON CORPORATION, a Delaware corporation

By:	/s/ HANK NORDHOFF	By:	/s/ GENE W. WALTHER
Its:	CEO	Its:	President
Date:	2-12-05	Date:	18 Feb. 2005